HIT’s First Webinar Is Forum for Discussion of Investment Strategy
Chang Suh Responds to Questions from Investors and Consultants

View Webinar [link to webinar video]                                                    Current Investment Strategy [link to CIS]

The AFL-CIO Housing Investment Trust believes it is well positioned to continue generating competitive returns in the challenging market for fixed-income investors, Chang Suh told investors and consultants who participated in the HIT’s first live webinar on November 13. Suh, who is the HIT’s Senior Executive Vice President and Chief Portfolio Manager, discussed the value of the HIT’s investment strategy and responded to questions from investors and their consultants.

Suh emphasized that in this challenging fixed-income market, the HIT’s investment strategy provides the opportunity to capture higher yields for the portfolio because interest rates have risen significantly and spreads to Treasuries have widened for the multifamily securities in which the HIT specializes. The HIT is selectively pursuing higher-yielding multifamily investment opportunities, he said, which are expected to offer investors additional yield and less credit risk relative to the benchmark, the Barclays Capital Aggregate Bond Index.The HIT has a strong project pipeline and intends to increase its holdings of these multifamily assets from the current 60% to as much as 70% of the portfolio, he said. These new investments, together with current portfolio assets, are expected to help the HIT continue to achieve its objective of generating competitive returns for investors as well as the desirable collateral benefits of union job creation and affordable housing.

Co-hosting the webinar was HIT’s Lesyllee White, Senior Vice President and Managing Director of Marketing. “We are very pleased with the response to this inaugural HIT webinar,” White said. “We were happy to have an opportunity to interact with investors and their consultants to discuss why the HIT can be a prudent investment choice in today’s market.”

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-9055 or view it here. [link to prospectus]